UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 21, 2014

AARON’S, INC.
(Exact name of Registrant as Specified in Charter)

Georgia
(State or other Jurisdiction of Incorporation)

1-13941	58-0687630
(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia
(Address of principal executive offices)

30305-2377
(Zip code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At a meeting of the Board of Directors (the “Board”) of Aaron’s, Inc., a Georgia corporation (the “Company”) held on February 21, 2014, the Board approved and adopted effective as of such date amendments (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”) with the following effect:

•
amending Section 2 of Article II of the Bylaws to provide that special meetings of shareholders shall be called upon the demand of holders of at least two-thirds (66 2/3%) of all votes entitled to be cast on each issue to be considered at a proposed special meeting of the shareholders (previously the Bylaws provided that 25% of votes could demand the calling of a special meeting);

•
amending Section 2 of Article III of the Bylaws to provide that the number of directors which shall constitute the whole Board shall be as determined by resolution of the Board from time to time but in no event less than three (previously the Bylaws required eleven directors); in connection therewith the Board resolved on February 21, 2014 that the number of directors which shall constitute the whole Board shall be nine directors, effective immediately following the effectiveness of the Amendment, in order to eliminate the two vacancies previously on the Board; and

•
amending Section 3 of Article III of the Bylaws to (a) require any shareholder intending to nominate any candidate for election to the Board to notify the Company not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company) (previously the Bylaws required such notice to be given not less than 14 nor more than 50 days in advance of the meeting) and (b) add a requirement that the nomination include the nominee’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached hereto as Exhibit 3(i) and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
3(i)	Amended and Restated Bylaws of Aaron’s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
(Registrant)
	By:	/s/ Gilbert L. Danielson
Date: February 21, 2014		Gilbert L. Danielson Executive Vice President and Chief Financial Officer